United Financial Bancorp, Inc.

United Bank

NASDAQ: UBNK

Presentation Materials for Sterne Agee 2012 Financial Institutions Investor Conference
February 12-14, 2012
Orlando, FL
Holding Company for
Exhibit 99.1
Forward Looking Statements
Certain comments made in the course of this presentation by UBNK are forward-looking in nature.  These include all statements about UBNK’s operating results or financial position for periods ending or on dates occurring after  December
31, 2011 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions.  These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities.  UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2 2
Why hold shares of UBNK?
Experienced management team focused on creating shareholder value
Superior return on your investment: CAGR 8.3% vs. S&P CAGR 0.5%) Aug 2005 – Dec 2011
Good track record of increasing dividends (quarterly dividends increased 80% since Feb 2006)
Increased quarterly cash dividend by 13% to $0.09 per share in July 2011
Well capitalized
(13.53% Tangible Equity/ Tangible Assets)
Effective capital management strategies
$13.69 since June 2008)
Competitive dividend yield (2.24% as of 12/31/11)
Leveraging capital through a growing franchise
Acquisition of CNB in November 2009
Extend geographic reach (new loan office opened in Beverly, MA)
De Novo branching (new branch to open in Q2 2012)
Balanced loan & deposit mix and growth
Strong market position in both loans & deposits
More bank-like mix in loans
66% in core deposits
Asset quality
Largest two NPLs comprise 36% of 12/31/11 total (workout  strategies in place)
89%
of Investment portfolio is agency backed
Successful stock repurchase program (acquired 3.0 million shares at an average price of

3 3
Experienced and Invested Management Team
Name Title
Years in
Industry Prior Experience
Stock
Ownership
Richard B. Collins Chairman of the Board,
President and Chief
Executive Officer
40+ Joined United Bank in 2001.
CEO of First Massachusetts Bank, N.A.
133,211
Keith E. Harvey  Executive Vice President
and Chief Operating
Officer, Operations and
Retail Sales
35+ Joined United Bank in 1984.
Experience concentrated in Retail Bank
Management, Operations and Information
Technology
64,064
Mark A. Roberts  Executive Vice President
and Chief Financial Officer
25+ Joined United Bank in 2006.
VP and Controller at The Connecticut Bank and
Trust Company in Hartford, CT
49,252
VP Finance at Woronoco Savings Bank
J. Jeffrey Sullivan  Executive Vice President
and Chief Lending Officer
20+ Joined United Bank in 2003.
SVP Business Development and Commercial
Lending at Bank of Western Massachusetts
53,561
Charles R. Valade  Executive Vice President,
Commercial Lending
35+ Joined United Bank in 2009.
Founder, President and Chief Executive Officer of
Commonwealth National Bank
42,826
John J. Patterson  Senior Vice President,
Risk Management
40+
Experience concentrated in Risk Management and
Credit  Administration
32,183
Joined United Bank in 1993.

4 4
Effective Capital Management Strategy:
Maintain competitive dividend yield
Successful common stock repurchase program:
Completed: four buy back programs since June of 2008
with total repurchases of 2,994,036 at average price of
$13.69 (16% of outstanding shares) as of 12/31/11
In progress: 5% program commenced on 10/26/10
to repurchase 807,803 shares. As of 12/31/11, the bank
repurchased 477,700 shares or 59%.
Deploying our Strong Capital Position
CAPITAL
Franchise Expansion:
De Novo branching (six new
branches in the past five years)
New loan offices
Organic growth
Strategic acquisitions
Commercial Lending Focus:
New loan production office opened in
Beverly, MA (March 2011)
Plan to add 3 more experienced
Commercial Lenders
Maintain focus on experience/
conservative underwriting and credit
administration
Expand/diversify sources of non-interest income:
$150mm AUM at United Wealth Management Group
(as of 12/31/11); 50% of AUM is fee-based
Consistent growth in consumer/commercial checking
accounts

5 5
Dividend History & Share Buybacks*
* As of 12/31/11
Shares Repurchased 2008 2009 2010 2011 Total
Amount 261,798 1,537,787 798,242 396,209 2,994,036
$ Value $ 3,496,920 $ 20,593,752 $ 10,849,879 $  6,042,446 $ 40,982,997
Dividend $ Payout $ 4,436,000 $   4,238,000 $   4,589,000 $  5,067,000 $ 18,330,000
(1) Please refer to page 32 in
the appendix for the
reconciliation of GAAP
and non-GAAP results.
$0.29
$0.50
$0.24
$0.70
$0.74
$0.26
$0.57
$0.20
$0.27
$0.28
$0.30
$0.34
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
2006Y 2007Y 2008Y (1) 2009Y (1) 2010Y (1) 2011Y
Core EPS Dividends per share

United Financial Bancorp, Inc.
Russell 2000
SNL Thrift Index
Index Value
175
150
125
100
75
50
25
0
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11

United Financial Bancorp, Inc.

6 6
Total Return Stock Performance vs. Major Indexes
Total Return CAGR  includes:
•Cumulative dividends for both first and second step
stock offerings.
•Conversion factor impact on first step of 1.04079
bringing cost basis to $9.5921 from $10.
•First and second step original offering price was $10.
Total Return CAGR
UBNK: First Step Aug 2005 – Dec 2011 9.91%
UBNK: Second Step Dec 2007 – Dec 2011 14.67%
S&P 500 : Aug 2005 – Sept 2011 (excl. dividends) 0.53%

7 7
Future Growth and Expansion Opportunities
Capital from conversion still not fully deployed
Well positioned to explore future strategic options
Capital levels well above the minimum to be considered “well capitalized”
Shares are trading in line with New England community bank peer group based on tangible book value
Growing the franchise organically
New branch to open in Q2 2012 (east of Worcester)
New loan production office opened in 2011 in Beverly, MA
Organic deposit growth to continue in de novo branches
Criteria for the future expansion
Small adjacent footprint acquisition possible if an attractive opportunity presents itself
Grow in areas with favorable demographic trends

8 8
Construction
3%
1-4 Family RE
28%
Multifamily & Commercial RE
40%
Consumer & HE
13%
Commercial
16%
Commercial
9%
Construction
5%
1-4 Family RE
44%
Consumer &
HE
18%
Multifamily &
Commercial
RE
24%
Shift toward Bank-Like Mix for Loans
Mortgage Market Share – #2 in Hampden County in 2011.
Total loans CAGR (2005 – 2011) 9.9%
Continued conservative Underwriting Standards.
Well diversified CRE portfolio – no significant concentrations.
$314.8
$
176.1
$450.2
Total Loans $1,121.9
QTD Yield 5.18%
$285.2
$112.0
$59.6
$150.1
$29.8
Total Loans $635.8
Yield 5.92%
$28.9
$150.5
$30.3
Loan Mix as of December 31, 2005
(in millions)
Loan Mix as of December 31, 2011
(in millions)

9 9
< 70% LTV
62%
> 76%  LTV
20%
70% - 75% LTV
18%
> $1 million
46%
< $1 million
54%
Commercial Loan Portfolio
$256.1
$233.1
•5 out of market loans above 70% LTV
•LTV ratios estimated based on most recent appraised
values (i.e. time of loan or subsequent if applicable)
$29.8
Total Commercial, CRE &
Construction Loans - $656.5 million $29.8
$352.7 $303.8
$49.2
$152.4
$43.4
Total CRE loans > $1 million - $245.0 million
$1 million = 131 loans = $303.8 million
$245 million CRE
$51 million C&I
$8 million Construction
Loan grade: $197.8 million - Strong or Good
$82.9 million - Acceptable
$23.1 million - Special Mention or Classified
< $1 million = 2,000+ loans = $352.7 million
•Average size $185k; Median size $100k
Commercial Loans (in millions)
December 31, 2011
CREs over $1 million (in millions)
December 31, 2011

10 10
Retail
24%
Retail
Petroleum
3%
Industrial
24%
Hospitality
5%
Health Care
2%
Office
17%
Apartments
10%
Other
15%
Investor
67%
Owner
Occupied
33%
CRE Loans Over $1 million
$29.8
Total CRE Loans over $1mm: $245.0 million
$233.1
$29.8
$80.1
$164.9
Total CRE Loans over $1mm: $245.0 million
CRE Mix as of December 31, 2011
(in millions)
Owner Occupied % as of  December 31, 2011
(in millions)
•Average Loan size $427,000 for entire CRE portfolio;
•Median Loan size is $210,000
•Two largest CRE loans are $13.0 million office
building and $9.0 million supermarket
•Retail includes:
$20 million neighborhood retail
$16 million credit rated pharmacies
$18 million anchored Supermarkets
•80% of non-owner occupied loans originated in
primary market area
•65% of non-owner occupied portfolio originated
by Springfield; 35% originated by Worcester
•5 largest developer relationships are between
$8-$24 million
$35.8
$24.4
$58.0
$42.5
$5.1
$13.3
$57.7
$8.2

11 11
1-4 Family
18%
Condo
19%
Land
Development
22%
Commercial
41%
Construction
Trades
15%
Manufacturing
23%
Retail Other
10%
Transportation
5%
Healthcare
5%
Wholesale
14%
Other Service
28%
Reduced Construction and Diversified C&I Mix
$256.1
$29.8
$233.1
•Portfolio is approximately 30% of balance during peak in
2006 ($94 million at 12/31/06)
•Condo loans centered in 4 projects with strong local
sponsors
•1-4 family loans are highly diversified across 20+ projects with average loan size under $350,000
$256.1
$29.8
•Diversified
•Average Loan size under $100k
•Largest C&I Loan is $6.5 million (cash secured)
•Regional Mix: $111 million Springfield and
$65 million Worcester
Total Commercial Construction Loans: $28.6 million
2.6% of Overall Loan Portfolio
Total C&I Loans: $176.1 million
$11.6
$5.2 $26.2
$40.2
$24.8
$17.3
$9.1
$8.8
$49.7
$6.4
$5.4
Commercial Construction Mix as of December 31, 2011
(in millions)
C&I Mix as of December 31, 2011
(in millions)

12 12
Asset Quality
• Largest two NPL’s comprise 36% of 12/31/11 total and are
being actively resolved: one through upgrade and one
through liquidation.
• Reserves to Total Loans ratio of 1.16% at 12/31/11,
excluding purchased loans totaling $165 million (CNB $146
million, all other $19 million). The ratio for all loans was
0.99%.
• Conservative investment portfolio – 89% of portfolio is
agency backed.
Non-performing Assets/Total Assets
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y
Net Charge-offs to Avg Loans National average
Non-performing Loans/Total Loans National average
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
National Average

13 13
Deposits increased $576 million, or 88% since 12/31/05.
Including CNB acquisition ($195 million):
Deposit Market Share - #2 in Hampden County (June 2011)
Total deposits CAGR (2005 – 2011) 11.1%
Core deposits 66% of total
Total core deposits CAGR (2005 – 2011) 13.7%
Money Market
24%
Savings
13%
CDs
43%
Transaction
20%
Transaction
21%
Savings
20%
Money Market
25%
CDs
34%
Deposit Mix and Growth
Total Deposits $653.6 million
QTD Cost of Total Deposits 2.21%
Total Deposits $1,230.0 million
QTD Cost of Total Deposits 0.97%
$258.8
$301.8
$421.7
$247.7
$87.3
$154.2
$133.2
$279.0
Deposit Mix as of December 31, 2005
(in millions)
Deposit Mix as of December 31, 2011
(in millions)

14 14
De Novo Branches: Success Story
Established track record of growing de novo branches
Proven ability to acquire deposits quickly: $123.8 million in 6 branches since June 2006
Organic  deposit growth  is a key to expanding market  share
Expand our presence in new markets (i.e. northern Connecticut , east of
Worcester)
Short time to break-even
Gain at least $5 million in deposits per year
Any income in first 3 years from loans accelerates time to break-even
5 years is expected full payback time
Continue to upgrade our products and services (i.e. Visa credit card)
Strong and effective marketing programs
Efficient and profitable branches enhance future success
Franchise Expansion in
Attractive Markets
Compelling  Profit
Economics
Increase Our Brand
Recognition

15 15
Financial Performance
(1) Please refer to pages 32 and 33 in the appendix for the reconciliation of GAAP and non-GAAP results.
2006 2007
2008
(1)
2009
(1)
2010
(1)
2011
Earnings Data (in mm except ESP):
Core Net Income 4.9 $      4.4 $       8.1 $       8.6 $       10.9 $      11.2 $
Core Earnings Per Share $0.29 $0.26 $0.50 $0.57 $0.70 $0.74
Net Interest Income 27.6 $    29.2 $     39.8 $     41.0 $     52.9 $      52.8 $
Provision for Loan Losses 1.0         1.4          1.8          3.0          2.3            3.2
Normalized Non-interest Income 5.4         5.7          6.6          8.7          8.7            9.4
Normalized Non-interest Expenses 24.0       26.0        30.7        33.5        42.7          44.1
Profitability Data and Ratios:
Average Earning Assets (mm) $926 $1,001 $1,147 $1,208 $1,448 $1,504
Net Interest Margin 2.97% 2.91% 3.47% 3.39% 3.65% 3.51%
Efficiency Ratio 72.95% 74.02% 66.16% 68.49% 69.55% 71.07%
Asset Quality:
Non-performing Assets/Total Assets
0.18% 0.25% 0.46% 1.16% 0.69% 0.65%
Allowance for Loan Losses/ Total Loans
(excluding purchased loans)
0.95% 0.94% 0.95% 1.07% 1.18% 1.16%
Net Charge-offs/Total Average Loans 0.02% 0.12% 0.15% 0.23% 0.13% 0.19%
Capital:
Tangible Equity/Tangible Assets 13.64% 20.95% 18.03% 14.20% 13.60% 13.53%
Tangible Book Value Per Share 8.01 $    12.73 $  13.01 $   12.93 $   13.32 $    13.90 $
Dividends Per Share 0.20 $    0.24 $     0.27 $     0.28 $     0.30 $      0.34 $
Period End Stock Price 13.80 $  11.10 $  15.14 $   13.11 $   15.27 $    16.09 $

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United Financial Bancorp, Inc.

16 16
Why buy and hold shares of UBNK?
Good return on investment in last 6 years
Increasing quarterly dividends and attractive yield
Strong capital position (13.53% Tangible Equity / Tangible Assets)
Good credit quality
Consistent and growing earnings (exceeded $11M in 2011)
Continued share buybacks
Good growth opportunities in the future

Holding Company for APPENDIX

2005 – 2011 CAGR = 9.9%

United Financial Bancorp, Inc.

18 18
Loan Trend
Total Loans
$1,122 mm
1-4 Family RE Multifamily & Commercial RE Consumer & HE Commercial Construction
$285
$319
$339
$356
$321
$343
$296
$315
$150
$176
$215
$248
$289
$410
$428
$450
$112
$143
$147
$148
$148
$161
$151
$60
$70
$82
$85
$95
$159
$165
$176
$29
$55
$42
$32
$32
$49
$28
$30
$158
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005Y 2006Y 2007Y 2008Y 2009Y 2009Y 2010Y 2011Y

2005 – 2011 CAGR = 11.1%

United Financial Bancorp, Inc.

19 19
Deposit Trend
Total Deposits
$1,230mm
$154
$164 $168
$161
$174
$190
$261
$302
$87 $65
$66
$99
$142
$174
$203
$248
$133
$135
$137
$147
$159
$197
$217
$259
$279
$321
$348
$376
$379
$478
$463
$422
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
2005Y 2006Y 2007Y 2008Y 2009Y 2009Y 2010Y 2011Y
Money Market Savings Transaction CD's

20 20
Annual Core Net Income  &Earnings Per Share
6 YR CAGR = EPS 14.4%, Net Income 17.0%
(1) Please refer to page 32 in the appendix for the reconciliation of GAAP and non-GAAP results.
$0.74
$0.33
$0.70
$0.57
$0.50
$0.26
$0.29
0
2,000
4,000
6,000
8,000
10,000
12,000
2005Y 2006Y 2007Y 2008Y (1) 2009Y (1) 2010Y (1) 2011Y
$0.00
$0.20
$0.40
$0.60
$0.80
Core Net Income
Core EPS

21 21
Quarterly Core Net Income
(1)
& Earnings Per Share
(1)
$0.13
$0.14
$0.15
$0.16
$0.19
$0.18
$0.18
$0.16
$0.20 $0.20
$0.18
$0.14
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
Core Net Income Core EPS
(1) Please refer to page 31 in the appendix for the reconciliation of GAAP and non-GAAP results.

2005 – 2011 = 10.5%

United Financial Bancorp, Inc.

22 22
Average Interest-Earning Assets (000’s)
$827,363
$1,504,137
$1,447,712
$1,207,705
$1,146,992
$1,001,436
$926,274
$500,000
$700,000
$900,000
$1,100,000
$1,300,000
$1,500,000
$1,700,000
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

23 23 Net Interest Margin 3.65% 3.51% 2.97% 2.91% 3.47% 3.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

24 24 Non-interest Income/Average Assets 0.57% 0.56% 0.55% 0.56% 0.68% 0.58% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

25 25 Non-interest Expense/Average Assets 2.78% 2.75% 2.64% 2.59% 2.52% 2.51% 2.00% 2.25% 2.50% 2.75% 3.00% 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

26 26 Efficiency Ratio 69.55% 71.07% 68.49% 66.16% 74.02% 72.95% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

2005 - 2011 CAGR = 10.2%

United Financial Bancorp, Inc.

27 27
Total Assets (000’s)
$906,513
$1,584,877
$1,599,882
$1,541,040
$1,009,433
$1,079,281
$1,263,134
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

28 28
Asset Quality
0.17%
0.88%
0.75%
0.55%
0.22%
1.45%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2006Y 2007Y 2008Y 2009Y 2010Y 2011Y
0.02%
0.07%
0.12%
0.17%
0.22%
0.27%
0.32%
0.37%
Non-performing Loans/Total Loans Net Charge-Offs to Avg Loans

29 29
Tangible Equity/Tangible Assets
13.60%
13.53%
14.20%
18.03%
20.95%
13.64%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
16.00%
17.00%
18.00%
19.00%
20.00%
21.00%
22.00%
2006Y 2007Y 2008Y 2009Y 2010Y 2011Y

30 30
Tangible BV/Share vs. Stock Price
$8.01
$12.73
$13.01
$12.93
$13.30
$13.90
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
2006Y 2007Y 2008Y 2009Y 2010Y 2011Y
Tangible BV/Share Stock Price

31 31
Reconciliation of GAAP and Non-GAAP for the Eight Quarters Ended December 31, 2010
($ in thousands)
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
Non-Interest Income (GAAP) 1,851 2,595 1,985 2,245 2,037 2,219 2,103 2,357
Other Than Temporary Impairment Charge - - - - - - - -
Adjusted Non-Interest Income (Non-GAAP) 1,851 2,595 1,985 2,245 2,037 2,219 2,103 2,357
Non-Interest Expense (GAAP) 8,155 8,331 8,093 10,580 11,039 10,462 10,456 10,736
Acquisition Costs - 1,161 979 169 - -
Special FDIC Insurance Assessment - 538 - - - -
Adjusted Non-Interest Expense (Non-GAAP) 8,155 10,030 8,093 10,580 12,018 10,631 10,456 10,736
Net Income (GAAP) 2,123 560 1,901 1,222 1,751 2,933 2,677 2,671
Adjustments to GAAP Net Income:
Other Than Temporary Impairment Charge
- -
- -
- -
-
-
Acquisition Costs - 1,161 270 1,432 979 169 - -
Special FDIC Assessment - 538 - - - - - -
Income Tax Effect - All Items - (220) -
(336)
(280) (49) - -
Adjusted Net Income (Non-GAAP) 2,123 2,039 2,171 2,318 2,450 3,053 2,677 2,671
Per Share Data:
Diluted earnings per share (GAAP) 0.14 $       0.04 $       0.13 $        0.08 $        0.11 $       0.19 $    0.18 $    0.18 $
Diluted earnings per share (Non-GAAP) 0.14 $       0.13 $       0.14 $        0.15 $        0.16 $       0.19 $    0.18 $    0.18 $
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the eight quarters ended December 31, 2010.

32 32
($ in thousands)
2008 2009 2010
Non-Interest Income (GAAP) 5,220 8,676 8,716
Other Than Temporary Impairment Charge 1,377 - -
Adjusted Non-Interest Income (Non-GAAP) 6,597 8,676 8,716
Non-Interest Expense (GAAP) 30,690 36,858 43,841
Acquisition Costs - (2,863) (1,148)
Special FDIC Insurance Assessment - (537) -
Adjusted Non-Interest Expense (Non-GAAP) 30,690 33,458 43,841
Net Income (GAAP) 7,298 5,806 10,032
Adjustments to GAAP Net Income:
Other Than Temporary Impairment Charge 1,377
- -
Acquisition Costs - 2,863 1,148
Special FDIC Assessment - 538 -
Income Tax Effect - All Items
(527) (556) (329)
Adjusted Net Income (Non-GAAP) 8,148 8,651 10,851
Per Share Data:
Diluted earnings per share (GAAP) 0.44 $        0.38 $        0.65 $
Diluted earnings per share (Non-GAAP) 0.50 $        0.57 $        0.70 $
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results at and for the years ended December 31, 2008, 2009 and 2010.
Reconciliation of GAAP and Non-GAAP Results for the Years 2008-2010

33 33
Reconciliation of GAAP and Non-GAAP Results for the Years 2008-2010
($ in thousands)
2008 2009 2010
Performance Ratios (annualized):
Return on average assets (GAAP) 0.62% 0.46% 0.65%
Return on average assets (Normalized) 0.68% 0.68% 0.71%
Return on average equity (GAAP) 3.23% 2.67% 4.49%
Return on average equity (Normalized) 3.59% 3.97% 4.85%
Efficiency ratio (GAAP) 66.16% 75.45% 71.42%
Efficiency ratio (Normalized) 66.16% 68.49% 69.55%
Total Loans 870,276 1,122,241 1,074,111
CNB Acquired Loans - (242,930) (209,785)
Purchased Loans (GE Loans) - (22,655) (21,448)
Total Loans (Non-GAAP) 870,276 856,656 842,878
Total Equity 227,714 225,246 222,576
Goodwill - (7,844) (8,192)
Tangible Equity (Non-GAAP) 227,714 217,402 214,384
Total Assets 1,263,134 1,541,040 1,584,877
Goodwill - (7,844) (8,192)
Tangible Assets (Non-GAAP) 1,263,134 1,533,196 1,576,685
Asset Quality:
Allowance for Loan Losses/Total Loans 0.95% 0.82% 0.93%
Allowance for Loan Losses/Total Loans excl. Purchased Loans 0.95% 1.07% 1.18%
Capital:
Total Equity/Total Assets 18.03% 14.62% 14.04%
Tangible Equity/Tangible Assets 18.03% 14.18% 13.60%
Book Value Per Share 13.01 $       13.38 $       13.82 $
Tangible Book Value Per Share 13.01 $       12.93 $       13.30 $
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results at and for the years ended December 31, 2008, 2009 and 2010.

Holding Company for
FOR QUESTIONS, PLEASE CONTACT:
Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com
Mark A. Roberts, Executive Vice President and Chief Financial Officer
(413) 787-1201
mroberts@bankatunited.com